EQ ADVISORS TRUSTSM

SUPPLEMENT DATED AUGUST 27, 2015 TO THE PROSPECTUS DATED MAY 1, 2015, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2015, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the fees payable by certain Portfolios of the Trust (each, a “Portfolio” and together, the “Portfolios”) for management and administration services.

Effective September 1, 2015, the section of the Prospectus entitled “More Information on Fees and Expenses – Management Fees” is revised to include the following information:

The following table shows the contractual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolios listed in the table effective as of September 1, 2015.

Portfolios	First $2 Billion	Next $4 Billion	Next $3 Billion	Next $2 Billion	Thereafter
AXA Natural Resources	0.500%	0.490%	0.470%	0.460%	0.450%
EQ/Calvert Socially Responsible	0.500%	0.490%	0.470%	0.460%	0.450%
EQ/Common Stock Index	0.350%	0.340%	0.320%	0.310%	0.300%
EQ/Convertible Securities	0.700%	0.680%	0.660%	0.640%	0.630%
EQ/Core Bond Index	0.350%	0.340%	0.320%	0.310%	0.300%
EQ/Equity 500 Index	0.250%	0.240%	0.220%	0.210%	0.200%
EQ/Global Bond PLUS	0.550%	0.530%	0.510%	0.490%	0.480%
EQ/High Yield Bond	0.600%	0.580%	0.560%	0.540%	0.530%
EQ/Intermediate Government Bond	0.350%	0.340%	0.320%	0.310%	0.300%
EQ/International Equity Index	0.400%	0.390%	0.370%	0.360%	0.350%
EQ/Large Cap Growth Index	0.350%	0.340%	0.320%	0.310%	0.300%
EQ/Large Cap Value Index	0.350%	0.340%	0.320%	0.310%	0.300%
EQ/Mid Cap Index	0.350%	0.340%	0.320%	0.310%	0.300%
EQ/Quality Bond PLUS	0.400%	0.380%	0.360%	0.340%	0.330%
EQ/Small Company Index	0.250%	0.240%	0.220%	0.210%	0.200%
Multimanager Core Bond	0.550%	0.530%	0.510%	0.490%	0.480%

Effective September 1, 2015, the sixth and seventh paragraphs in the section of the Prospectus entitled “More Information on Fees and Expenses – Management Fees” are deleted in their entirety and replaced with the following information:

With respect to the AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA/AB Small Cap Growth Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Horizon Small Cap Value Portfolio, AXA/Lord Abbett Micro Cap Portfolio, AXA/Morgan Stanley Small Cap Growth Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, AXA/Pacific Global Small Cap Value Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, EQ/Convertible Securities Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/High Yield Bond Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Real Estate PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, and Multimanager Technology Portfolio, (each, a “Hybrid Portfolio,” and collectively, the “Hybrid Portfolios”), for administrative services, in addition to the management fee, each Hybrid Portfolio pays FMG LLC its proportionate share of an asset based administration fee for the Hybrid Portfolios, subject to a minimum annual fee of $32,500. The table below shows the Hybrid Portfolios’ asset-based administration fee rates based on aggregate average daily net assets of the Hybrid Portfolios:

0.15% of the first $14 billion;
0.11% of the next $6 billion;
0.10% of the next $5 billion; and
0.0975% thereafter

With respect to the AXA/AB Dynamic Moderate Growth Portfolio (together with the AXA/AB Dynamic Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, AXA 2000 Managed Volatility Portfolio, AXA 400 Managed Volatility Portfolio, AXA 500 Managed Volatility Portfolio and AXA International Managed Volatility Portfolio, which are offered in another prospectus, each, an “ATM Portfolio,” and collectively, the “ATM Portfolios”), for administrative services, in addition to the management fee, each ATM Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the ATM Portfolios, subject to a minimum annual fee of $32,500. The table below shows the ATM Portfolios’ asset-based administration fee rates based on aggregate average daily net assets of the ATM Portfolios:

0.15% of the first $14 billion;
0.11% of the next $6 billion;
0.10% of the next $5 billion; and
0.0975% thereafter

Effective September 1, 2015, the section of the Prospectus entitled “More Information on Fees and Expenses” is amended to include the following information:

Voluntary Expense Limitation

The Manager has voluntarily agreed to make payments or waive all or a portion of its management, administrative and other fees to limit the expenses of the Portfolios listed below so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, fees and expenses of other investment companies in which a Portfolio invests, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) as a percentage of average daily net assets do not exceed the following respective expense ratios:

Voluntary Expense Limitation Provisions1

	Total Expenses Limited to (% of average daily net assets)
Portfolios	Class IA Shares	Class IB Shares	Class K Shares
AXA/Horizon Small Cap Value	N/A	1.20%	0.95%
AXA/Loomis Sayles Growth	1.10%	1.10%	0.85%
AXA/Morgan Stanley Small Cap Growth	N/A	1.20%	0.95%
AXA/Pacific Global Small Cap Value	N/A	1.20%	0.95%
EQ/Boston Advisors Equity Income	1.00%	1.00%	0.75%
EQ/High Yield Bond	N/A	1.10%	0.85%
Multimanager Core Bond	0.95%	0.95%	0.70%
Multimanager Technology	1.25%	1.25%	1.00%

[1]	Voluntary waivers may be reduced or discontinued at any time without notice.